UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc. 4721 Emperor Boulevard, Suite 200 Durham, NC	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 28, 2013, Patheon Inc. (the “Company”) held its 2013 Annual and Special Meeting of Shareholders (the “Meeting”) to (i) elect nine directors; (ii) appoint Ernst & Young LLP as the Company’s for the ensuing year at remuneration to be fixed by the Company’s board of directors; and (iii) consider and, if thought appropriate, approve a resolution to amend Patheon’s By-law No. 1 (2008) to increase the quorum requirements for meetings of the Company’s shareholders. For more information about the foregoing matters, see the Company’s proxy statement filed with the Securities and Exchange Commission on February 26, 2013.

As of February 21, 2013, the record date for the Meeting, there were 139,806,375 restricted voting shares issued, outstanding and entitled to vote on all matters, except the election of those directors elected by the holders of Class I Preferred Shares, Series D (“Special Voting Preferred Shares”), of which there were 150,000 shares issued, outstanding and entitled to vote on the election of such directors. At the Meeting, 117,123,278 restricted voting shares and 150,000 Special Voting Preferred Shares were represented in person or by proxy, constituting a quorum. The certified results of the matters voted on at the Meeting are set forth below.

Proposal No. 1 – Election of nine directors.

Directors electable by holders of restricted voting shares:

Nominee	For	Withheld	Broker Non-Vote
Daniel Agroskin	97,092,809	17,928,151	2,102,318

James C. Mullen	106,344,120	8,676,840	2,102,318

Brian G. Shaw	114,856,189	164,771	2,102,318

David E. Sutin	105,558,992	9,461,968	2,102,318

Joaquín B. Viso	99,569,736	15,451,224	2,102,318

Derek J. Watchorn	114,854,489	166,471	2,102,318

The above director nominees were duly elected by a vote conducted by ballot.

Directors electable by holders of Special Voting Preferred Shares:

Nominee	For	Withheld	Broker Non-Vote
Michel Lagarde	150,000	0	0

Paul S. Levy	150,000	0	0

Nicholas O’Leary	150,000	0	0

The above director nominees were duly elected by a vote by proxy.

Proposal No. 2 – Appointment of Ernst & Young LLP as the Company’s auditors for the ensuing year at remuneration to be fixed by the Company’s board of directors.

For	Withheld
116,958,080	84,475

This proposal was approved by a show of hands.

Proposal No. 3 – Approval of a resolution to amend Patheon’s By-law No. 1 (2008) to increase the quorum requirements for meetings of the Company’s shareholders.

For	Against	Abstain	Broker Non-Vote
104,116,187	10,897,628	7,145	2,102,318

This proposal was approved by a vote conducted by ballot.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2013	PATHEON INC.

	By:	/s/ Stuart Grant
Stuart Grant
Executive Vice President, Chief Financial Officer